Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Benjamin Dunham, the Chief Financial Officer of WeWork Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on the Form 10-Q of WeWork Inc. for the quarterly period ended March 31, 2022, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of WeWork Inc.

Date:	May 12, 2022	By:	/s/ Benjamin Dunham
Benjamin Dunham
Chief Financial Officer
(Principal Financial Officer)